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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       January 25, 2007 (January 25, 2007)

                           TRIMBLE NAVIGATION LIMITED
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             (Exact name of registrant as specified in its charter)

            California                   0-18645               94-2802192
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  (State or other jurisdiction of      (Commission       (IRS Employer I.D. No.)
           incorporation)              File Number)

                 935 Stewart Drive, Sunnyvale, California, 94085
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 25, 2007, the Company announced its financial results for the quarter and year ended December 29, 2006. A copy of the press release dated January 25, 2007 relating to this announcement is furnished as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

On January 25, 2007, the Company announced that its Board of Directors has approved a 2-for-1 split of all outstanding shares of the Company's common stock, payable February 22, 2007 to stockholders of record on February 8, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Ex. 99.1   Text of Company Press Release dated January 25, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TRIMBLE NAVIGATION LIMITED
                                                     a California corporation


Dated: January 25, 2007                              /s/ Irwin Kwatek
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                                                     Irwin Kwatek
                                                     Vice President

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                                  EXHIBIT INDEX
                           EXHIBIT NUMBER DESCRIPTION

EXHIBIT NO.   DESCRIPTION
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99.1          Text of Company Press Release dated January 25, 2007